================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 17, 2008
                                                           ---------------------




                       Network-1 Security Solutions, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-14896                    11-3027591
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


              445 Park Avenue, Suite 1028, New York, New York 10022
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (212) 829-5700


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 19, 2008, Network-1 Security Solutions, Inc. (the "Company") issued a press release announcing it entered into an agreement with Microsemi Corp-Analog Mixed Signal Group Ltd (previously PowerDsine Ltd), a subsidiary of Microsemi Corporation (Nasdaq: MSCC) a leading manufacturer of high performance analog mixed-signal integrated circuits and high reliability semiconductors, which, among other things, amends the prior Settlement Agreement entered into between the parties in November 2005. The new agreement also provides that Microsemi will, by August 15, 2008, enter into a license agreement for certain Midspan PoE products under the Company's new Special Licensing Program.






ITEM 9.01    FINANCIAL STATEMENTS ARE EXHIBITS

Exhibit
Number       Description
------       -----------

10.1 Letter Agreement, dated June 17, 2008, between the Company and Microsemi Corp-Analog Mixed Signal Group Ltd.

99.1         Press Release, dated June 19, 2008

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   NETWORK-1 SECURITY SOLUTIONS, INC.



Dated:  June 23, 2008              By: /s/ Corey M. Horowitz
                                       -----------------------------------------
                                       Name:  Corey M. Horowitz
                                       Title: Chairman & Chief Executive Officer

















                                        3